PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080

                                                               November 6, 2006


Dear Shareholder:


     A Special Meeting of Shareholders of Principal Investors Fund, Inc. ("PIF") will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2006 at 2:00 p.m., Central Time.


         At the Meeting, shareholders of each Acquired Fund of PIF listed below (the "Acquired Funds") will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") pursuant to which the Acquired Fund will be combined into the corresponding Acquiring Fund of PIF listed below (the "Acquiring Funds"):

         Acquired Funds                              Acquiring Funds
                     Equity Income Fund Equity Income Fund I
                   Tax-Exempt Bond Fund Tax-Exempt Bond Fund I

         Under the Plan: (i) each Acquiring Fund will acquire all the assets, subject to all the liabilities, of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (each, a "Reorganization"). As a result of the Reorganizations, each shareholder of an Acquired Fund will become a shareholder of its corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets of its corresponding Acquired Fund. The number of full and fractional shares of an Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Class A and Class B shares of an Acquired Fund will receive, respectively, Class A and Class B shares of the corresponding Acquiring Fund. If approved by shareholders of the Acquired Funds, the Reorganizations are expected to occur immediately after the close of regularly scheduled trading on the New York Stock Exchange on January 12, 2007. All share classes of each Acquired Fund will vote in the aggregate and not by class with respect to the proposed Reorganization.

         As you may know, on July 25, 2006, Principal Financial Group, Inc. and its subsidiary, Principal Management Corporation ("PMC"), the investment advisor to the Acquired and Acquiring Funds, entered into an agreement with Washington Mutual, Inc. to acquire all the outstanding stock of its subsidiary, WM Advisors, Inc. ("WMA"), and WMA's two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"). The Reorganizations arise out of the Transaction, which contemplates combining the series of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC, each of which is advised by WMA, into PIF. This includes the reorganization of (i) the WM Equity Income Fund into the Equity Income Fund I, a newly-created series of PIF that was set up as one of the Acquiring Funds involved in the Reorganization described in the enclosed Proxy Statement/Prospectus to acquire the assets of both the WM Equity Income Fund and the Equity Income Fund of PIF and (ii) the WM Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I, the other newly-created Acquiring Fund involved in the Reorganization described in the enclosed Proxy Statement/Prospectus (collectively, the "WM Fund Reorganizations") (the WM Equity Income Fund and the WM Tax-Exempt Bond Fund are referred to collectively as the "WM Acquired Funds" and individually as a "WM Acquired Fund"). The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals.

         The reorganization of the Equity Income Fund into the Equity Income Fund I will not be effected unless the Equity Income Fund I first acquires substantially all of the assets of the WM Equity Income Fund. Likewise, the reorganization of the Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I will not be effected unless the Tax-Exempt Bond Fund I first acquires substantially all the assets of the WM Tax-Exempt Bond Fund.

         The Board of Directors of PIF has unanimously approved each of the Reorganizations and concluded that each Reorganization is in the best interests of each Acquired Fund and that the interests of existing shareholders of each Acquired Fund will not be diluted as a result of the Reorganizations. Each Acquiring Fund is a new fund, which has investment objectives and strategies that are identical to those of its corresponding WM Acquired Fund and substantially similar to those of its corresponding Acquired Fund. Accordingly, after the Reorganizations, it should be reasonable for shareholders to have the same investment expectations. Shareholders in each Acquired Fund may benefit from the Acquiring Fund's larger asset base resulting from the addition of the WM Acquired Fund's assets. As a result of the Reorganizations, each Acquiring Fund may have improved prospects for growth, may operate more efficiently and may have greater potential for attendant reductions in overall expenses.

         The value of your investment will not be affected by the Reorganizations. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganizations. Finally, none of the Acquired Funds, the Acquiring Funds or their shareholders will incur any fees or expenses in connection with the Reorganizations (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of an Acquiring Fund and reinvesting the proceeds in securities that would be compatible).

                                      * * *

         Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy ballot for shares of each Acquired Fund you owned as of October 6, 2006, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

         The Board of Directors of PIF has unanimously voted in favor of each proposed Reorganization and recommends that you vote FOR the Proposal that pertains to your Acquired Fund.

         In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your proxy ballot(s) in the enclosed postage-paid envelope, allowing sufficient time for its receipt by December 14, 2006. To vote by touch-tone telephone or via the Internet, follow the instructions on the proxy ballot.

         We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganizations, please call our shareholder services department toll free at 1-800-247-4123.

                                          Sincerely,

                                          /s/ Ralph C. Eucher

                                          Ralph C. Eucher
                                          President and Chief Executive Officer

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Equity Income Fund and Tax-Exempt Bond Fund:


         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Equity Income Fund and Tax-Exempt Bond Fund, each a separate series of Principal Investors Fund, Inc. ("PIF"), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2006 at 2:00 p.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the Meeting or any adjournment thereof:


Proposal 1     Approval of a Plan of Reorganization providing for the
               reorganization of the Equity Income Fund into the Equity Income
               Fund I.
               (Only shareholders of the Equity Income Fund will vote on the Proposal)

Proposal 2     Approval of a Plan of Reorganization providing for the
               reorganization of the Tax-Exempt Bond Fund into the Tax-Exempt
               Bond Fund I.
               (Only shareholders of the Tax-Exempt Bond Fund will vote on the Proposal)

              Any other business that may properly come before the Meeting.

         The Board of Directors of PIF recommends that shareholders of each Fund vote FOR the Proposal that pertains to their Fund.

         Approval of each Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.

         Each shareholder of record at the close of business on October 6, 2006 is entitled to receive notice of and to vote at the Meeting.

         Please read the attached Proxy Statement/Prospectus.

                                         By order of the Board of Directors


                                         Ralph C. Eucher
                                         President and Chief Executive Officer


November 6, 2006
Des Moines, Iowa

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080


                           PROXY STATEMENT/PROSPECTUS
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2006


                       RELATING TO THE REORGANIZATIONS OF:

          (1) THE EQUITY INCOME FUND INTO THE EQUITY INCOME FUND I; AND

          (2) THE TAX-EXEMPT BOND FUND INTO THE TAX-EXEMPT BOND FUND I


         This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Directors") of Principal Investors Fund, Inc. ("PIF") of proxies to be used at a Special Meeting of Shareholders of PIF to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2006, at 2:00 p.m., Central Time (the "Meeting").


         At the Meeting, shareholders of each Acquired Fund of PIF listed below (the "Acquired Funds") will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") providing for the reorganization of the Acquired Fund into the corresponding Acquiring Fund of PIF listed below (the "Acquiring Funds").

           Acquired Funds                           Acquiring Funds
         Equity Income Fund                      Equity Income Fund I
         Tax-Exempt Bond Fund                    Tax-Exempt Bond Fund I

         Under the Plan: (i) each Acquiring Fund will acquire all the assets, subject to all the liabilities, of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (each, a "Reorganization"). As a result of the Reorganizations, each shareholder of an Acquired Fund will become a shareholder of its corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Class A and Class B shares of an Acquired Fund will receive, respectively, Class A and Class B shares of the corresponding Acquiring Fund. If approved by shareholders of an Acquired Fund, the Reorganization is expected to occur with respect to that Fund immediately after the close of regularly scheduled trading on the New York Stock Exchange on January 12, 2007 (the "Effective Time"). All share classes of each Acquired Fund will vote in the aggregate and not by class. The consummation of the reorganization of one Acquired Fund into its corresponding Acquiring Fund may occur regardless of whether the consummation of the other Reorganization occurs. As described more fully below, each Reorganization is contingent on the Acquiring Fund first acquiring substantially all of the assets of its corresponding WM Acquired Fund (as defined below). The terms and conditions of each Reorganization are more fully described below in this Proxy Statement/Prospectus and in each Plan of Reorganization, which is attached hereto as Appendix A.

         This Proxy Statement/Prospectus contains information shareholders should know before voting on a Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PIF contain additional information about the investments of the Acquired Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected those Funds during their fiscal year ended October 31, 2005. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.


         A Statement of Additional Information dated November 6, 2006 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. The Prospectuses and Statement of Additional Information of PIF (the "PIF Prospectus" and the "PIF SAI," respectively), each dated March 1, 2006 and as supplemented, have been filed with the SEC and, insofar as they relate to the Acquired Funds, are incorporated by reference into this Proxy Statement/Prospectus. PIF's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2006, which contains, among other information, financial highlights for the Acquired Funds, is incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PIF at the address noted above or by calling our shareholder services department toll free at 1-800-247-4123. You may also call our shareholder services department toll fee at 1-800-247-4123 if you have any questions regarding the Reorganization.


         PIF is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC's Public Reference Room.

         The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.


        The date of this Proxy Statement/Prospectus is November 6, 2006.

                                TABLE OF CONTENTS

                                      Page
Introduction  ..............................................................   8
Overview of the Proposed Reorganizations     ...............................  10
     Proposal 1   Approval of a Plan of Reorganization providing for the
                  reorganization of the Equity Income Fund into the
                  Equity Income Fund I......................................  12
     Proposal 2   Approval of a Plan of Reorganization providing for the
                  reorganization of the Tax-Exempt Bond Fund into the
                  Tax-Exempt Bond Fund I....................................  22
Risks of Investing in the Funds  ...........................................  32
Hedging and Other Strategic Transactions     ...............................  36
Information About the Reorganizations     ..................................  37
     Plans of Reorganization................................................  37
     Reasons for the Reorganizations........................................  38
     Board Consideration of the Reorganizations.............................  39
     Description of Securities to Be Issued.................................  41
     Federal Income Tax Consequences........................................  42
Capitalization .............................................................  44
Additional Information About the Funds    ..................................  45
     Differences Between the Share Classes of the
        Acquired and Acquiring Funds........................................  45
     Shareholder Rights.....................................................  51
     Dividends and Distributions............................................  51
     Purchases, Redemptions and Exchanges of Shares.........................  52
     Frequent Purchases and Redemptions.....................................  54
Voting Information  ........................................................  55
Outstanding Shares and Share Ownership       ...............................  56
Financial Statements   .....................................................  57
Legal Matters   ............................................................  57
Other Information  .........................................................  57

Appendix A      Forms of Plans of Reorganization............................ A-1
Appendix B      Debt Security Ratings....................................... B-1
Appendix C      Certain Investment Strategies and Related
                Risks of the Acquiring Funds................................ C-1
Appendix D      Costs of Investing in the Acquiring Funds................... D-1
Appendix E      Additional Information About Fund Performance............... E-1

                                  INTRODUCTION


         This Proxy Statement/Prospectus is furnished in connection with the solicitation by PIF's Board of Directors (the "Board" or "Directors") of proxies to be used at a Special Meeting of Shareholders of the Acquired Funds to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2006, at 2:00 p.m., Central Time (the "Meeting"). The purpose of the Meeting is for shareholders of each Acquired Fund to consider and vote upon the proposed reorganization of the Acquired Fund into its corresponding Acquiring Fund, each a series of PIF. All shareholders of record of an Acquired Fund at the close of business on October 6, 2006 (the "Record Date") are entitled to one vote for each share (and fractional votes for fractional shares) of the Acquired Fund held on the Record Date.

         Principal Investors Fund, Inc. and the Acquired and Acquiring Funds. PIF is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PIF currently offers 55 separate series (the "PIF Funds"), including the Equity Income Fund and the Tax-Exempt Bond Fund. PIF has filed with the SEC a post-effective amendment to its registration statement on Form N-1A relating to the Equity Income Fund I and the Tax-Exempt Bond Fund I. These Acquiring Funds will commence operations at the Effective Time of the Reorganizations. The shares of the Acquired Funds are currently offered in two classes. The sponsor of PIF is Principal Life Insurance Company ("Principal Life"), the investment advisor to each of the Acquired Funds and the Acquiring Funds is Principal Management Corporation ("PMC") and the principal underwriter for PIF is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"). Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.


         Pursuant to an investment advisory agreement with PIF with respect to each of the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with sub-advisors with respect to each of the Acquired and Acquiring Funds as follows:

      Acquired Fund                       Sub-Advisor(s)
 Equity Income Fund       Principal Global Investors LLC ("Principal Global")
 Tax-Exempt Bond Fund     Principal Global and Nuveen Asset Management  ("NAM")

     Acquiring Fund                         Sub-Advisor
 Equity Income Fund I     Washington Mutual Advisors, Inc. ("WMA")
 Tax-Exempt Bond Fund I   Van Kampen Asset Management ("Van Kampen")

         Each of PMC and the sub-advisors is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Under its sub-advisory agreement, each sub-advisor assumes the obligations of PMC to provide investment advisory services for a specific Fund. Sub-advisors to the Acquired and Acquiring Funds are compensated by PMC, not by the Funds.

         Principal Global is an indirect wholly-owned subsidiary of PFG. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc., which, together with its affiliates, had approximately $136 billion in assets under management as of December 31, 2005. NAM's address is 333 West Wacker Drive, Chicago, Illinois 60606. Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley, a publicly-held global financial services company and, together with its affiliates, had aggregate assets under management or supervision, as of June 30, 2006, of approximately $438 billion. Van Kampen's address is 1221 Avenue of the Americas, New York, New York 10020. WMA presently is an indirect wholly-owned subsidiary of Washington Mutual, Inc. ("WaMu"), a publicly-owned financial services company, and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. As described in greater detail below, PFG has entered into an agreement to acquire WMA.

         The WMA Acquisition. On July 25, 2006, PFG and its subsidiary, PMC, entered into an agreement with WaMu and New American Capital, Inc. ("NAC"), a wholly-owned subsidiary of WaMu and the immediate parent of WMA, to acquire all the outstanding stock of WMA and WMA's two subsidiaries, WM Funds Distributor, Inc. ("WMFD") and WM Shareholder Services, Inc. ("WMSS") (the "Transaction"). The Reorganizations described in this Proxy Statement/Prospectus arise out of the Transaction, which contemplates, among other things, the reorganization of
(i) the WM Equity Income Fund, a series of WM Trust I that is advised by WMA, into the Equity Income Fund I and (ii) the WM Tax-Exempt Bond Fund, also a series of WM Trust I that is advised by WMA, into the Tax-Exempt Bond Fund I (collectively, the "WM Fund Reorganizations") (the WM Equity Income Fund and the WM Tax-Exempt Bond Fund are referred to collectively as the "WM Acquired Funds" and individually as a "WM Acquired Fund"). The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals. After the Transaction, each of WMA, WMFD and WMSS will be an indirect wholly-owned subsidiary of PFG.

         The reorganization of the Equity Income Fund into the Equity Income Fund I will not be effected unless the Equity Income Fund I first acquires substantially all of the assets of the WM Equity Income Fund. Likewise, the reorganization of the Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I will not be effected unless the Tax-Exempt Bond Fund I first acquires substantially all the assets of the WM Tax-Exempt Bond Fund. In other words, completion of the Reorganization proposed for each Acquired Fund is contingent upon the consummation of the reorganization proposed for the corresponding WM Acquired Fund pursuant to the WM Fund Reorganization.

         The impact of the WM Fund Reorganizations on the Acquiring Funds is reflected in the information under the heading "Fees and Expenses of the Funds" under Proposals 1 and 2 as well as under the heading "Capitalization" below.

                    OVERVIEW OF THE PROPOSED REORGANIZATIONS

         At its meeting held on September 11, 2006, the Board of Directors, including all the Directors who are not "interested persons" (as defined in the 1940 Act) of PIF (the "Independent Directors"), approved a Plan of Reorganization (the "Plan") providing for the reorganization of each of the Acquired Funds into the corresponding Acquiring Fund. The Reorganizations contemplate: (i) the transfer of all the assets, subject to all of the liabilities, of each Acquired Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to shareholders of the Acquired Funds of the Acquiring Fund shares; and (ii) the liquidation and termination of the Acquired Funds.

         As a result of each Reorganization, each shareholder of an Acquired Fund will become a shareholder of its corresponding Acquiring Fund. In each Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of its corresponding Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder's shares of the Acquired Fund, as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Effective Time"). The closing date for each Reorganization is expected to be January 12, 2007. Holders of Class A and Class B shares of an Acquired Fund will receive, respectively, Class A and Class B shares of the corresponding Acquiring Fund.

         All share classes of each Acquired Fund will vote in the aggregate and not by class. The consummation of the reorganization of one Acquired Fund into its corresponding Acquiring Fund may occur regardless of whether the consummation of the other Reorganization occurs. The terms and conditions of each Reorganization are more fully described below in this Proxy Statement/Prospectus and in each Plan of Reorganization, which is attached hereto as Appendix A.

         The Reorganizations will permit PIF to substitute for the Acquired Funds corresponding Acquiring Funds that the Board believes will produce higher returns for shareholders. Each Acquiring Fund is a new fund, which has investment objectives and strategies that are identical to those of its corresponding WM Acquired Fund and are substantially similar to those of its corresponding Acquired Fund. Accordingly, after the Reorganizations, it should be reasonable for shareholders to have the same investment expectations. The persons responsible for the day-to-day management of the WM Acquired Funds will be responsible for the day-to-day management of the Acquiring Funds. This is important to keep in mind because, for each of the 1, 5 and 10 year periods ended December 31, 2005, the WM Equity Income Fund has generated performance results that are greater than the returns of the Equity Income Fund. Similarly, the WM Tax-Exempt Bond Fund has produced results that are comparable to or exceed the performance of the Tax-Exempt Bond Fund over the same time periods. Although past performance is no guarantee of future results, shareholders may want to compare the performance records of each Acquired Fund and its corresponding WM Acquired Fund because that information will provide an indication of the risks of investing in the Acquired Funds versus their corresponding Acquiring Funds. Moreover, shareholders in each Acquired Fund may benefit from the Acquiring Fund's larger asset base resulting from the addition of the WM Acquired Fund's assets. As a result of the Reorganizations, the Acquiring Funds may have improved prospects for growth, may operate more efficiently and may have greater potential for attendant reductions in overall expenses.

         The factors that the Board considered in deciding to approve each of the Reorganizations are discussed below under "Information About the Reorganizations - Board Consideration of the Reorganizations."

         Each Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by any Acquired or Acquiring Fund shareholders. See "Information About the Reorganizations -- Federal Income Tax Consequences."

         The Reorganizations will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See "Additional Information About the Funds - Purchases, Redemptions and Exchanges of Shares."

         None of the Acquired Funds, Acquiring Funds or their shareholders will incur any fees or expenses in connection with the Reorganizations (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of an Acquiring Fund and reinvesting the proceeds in securities that would be compatible).

         In considering the Reorganizations, the shareholders of the Acquired Funds may wish to review two other matters as to which PIF is soliciting proxies by means of a separate proxy statement -- (i) an amendment to the Management Agreement for each of the PIF Funds and (ii) an amendment to the plan of distribution adopted by each of the PIF Funds pursuant to Rule 12b-1 under the 1940 Act (the "Proposed Amendments"). The Proposed Amendments will not increase the amount of the management fee payable by the Acquired Funds to PMC or the maximum amount that may be paid under an Acquired Fund's 12b-1 plan, but they may have the effect of increasing the fund operating expenses borne indirectly by shareholders of the Acquired Funds, as explained in more detail in the proxy statement relating to the Proposed Amendments. The Management Agreement and 12b-1 plan for each of the Acquiring Funds contain provisions that are the same as those that would be effected in the Management Agreement and 12b-1 plan for the corresponding Acquired Fund by the Proposed Amendments. Consequently, if a Reorganization occurs, the shareholders of the Acquired Fund will become subject to these arrangements as they apply to the Acquiring Fund even if the shareholders of the Acquired Fund fail to approve the Proposed Amendments. PIF expects that any increase in fund operating expenses that might otherwise have been borne indirectly by the former shareholders of the Acquired Fund under these circumstances will be offset in the case of Equity Income Fund I by the substantial decrease in management fees and other expenses resulting from the Reorganization and in the case of Tax-Exempt Bond Fund I by the expense cap to which PMC has agreed for the period ending June 30, 2008. For more information on the Proposed Amendments, please refer to the proxy statement relating to those Amendments, which you should have received or will receive separately in the mail. You can request a copy of that proxy statement by calling our shareholder services department toll free at 1-800-247-4123.

                                   PROPOSAL 1

               APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR
                  THE REORGANIZATION OF THE EQUITY INCOME FUND
                          INTO THE EQUITY INCOME FUND I

                         Overview of the Reorganization

         Shareholders of the Equity Income Fund (the "Acquired Fund") are being asked to approve the reorganization of the Acquired Fund into the Equity Income Fund I (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganizations."

         The Acquiring Fund is a new series of PIF that will commence operations at the effective time of the related WM Fund Reorganization, which is scheduled to occur immediately before the Reorganization. Pursuant to the related WM Fund Reorganization described under "Introduction" above, it is proposed that an existing WM Acquired Fund, the WM Equity Income Fund, will be reorganized into the Acquiring Fund. Consummation of the reorganization of the Acquired Fund into the Acquiring Fund is contingent upon the consummation of the reorganization of the WM Equity Income Fund into the Acquiring Fund.

                   Comparison of Acquired and Acquiring Funds

           Equity Income Fund                       Equity Income Fund I
             (Acquired Fund)                          (Acquiring Fund)

Approximate Net Assets as of 07/31/06 (unaudited):
         $110,627,077                       None*
                                            *  The Acquiring Fund will commence
                                               operations upon the consummation
                                               of the related WM Fund
                                               Reorganization, which is
                                               scheduled to occur immediately
                                               before the Reorganization. At
                                               07/31/06, the WM Equity Income
                                               Fund had net assets of
                                               $3,530,647,000 (unaudited).

Investment Adviser:
         PMC                                PMC

Sub-Advisor and Portfolio Manager(s):
         Principal Global                   WMA

   Portfolio manager:                       Portfolio manager:
   --Dirk Laschanzky, CFA; Portfolio         --Joseph T. Suty, CFA,
   Manager; joined Principal Global         Vice President and Senior Portfolio
   in 1997.                                 Manager, WMA; prior to joining
                                            WMA in 2005, a portfolio manager
                                            for Washington Capital
                                            Management, Inc.

Investment Objective:
   The Acquired Fund seeks to achieve    The Acquiring Fund seeks to provide a
   high current income and long-term     relatively high level of current income
   growth of income and capital.         and long-term growth of income and
                                         capital.

Principal Investment Strategies:
   The Acquired Fund seeks to achieve its objective by investing primarily in equity securities (such as common stocks, preferred securities, which may be convertible, and shares of real estate investment trusts (REITs)). In selecting securities, Principal Global, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Acquired Fund invests at least 80% of its assets in equity securities. The Acquired Fund may invest up to 20% of its assets in securities of foreign companies.

   When determining how to invest the Acquired Fund's assets in common stocks, Principal Global seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Acquired Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:

   -- the determination that a stock is selling below its fair market value;

   -- an early recognition of changes in a company's underlying fundamentals;

   -- an evaluation of the sustainability of fundamental changes; and

   -- monitoring a stock's behavior in the market.

   The equity investment philosophy of Principal Global is based on the belief that superior stock selection is the key to consistent out-performance. Principal Global believes superior stock selection may be achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal Global focuses on four critical drivers of stock performance: improving business fundamentals; sustainable competitive advantages; rising investor expectations; and attractive relative valuation. To leverage its stock selection skills as the primary drivers of relative performance, Principal Global seeks to maximize global information advantages and neutralize unintended portfolio risks.

   Principal Global focuses its stock selection on established companies that it believes have a sustainable competitive advantage. Principal Global constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Acquired Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


   The Acquiring Fund invests primarily (normally at least 80% of its net assets, plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks.

   In selecting investments for the Acquiring Fund, WMA looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WMA believes they are worth.

   The Acquiring Fund may:

     --invest   in   fixed-income   securities   of  any   maturity,   including
     mortgage-backed securities, U.S. government securities, and asset-backed securities;

     --invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds");

     --purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets;

     --invest up to 20% of its assets in REIT securities; and

     --invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

     The Acquiring Fund may write (sell) covered call options.

Portfolio Turnover Rates:
   The Acquired Fund's portfolio turnover rates were:

   -- 90% for the six months ended
      04/30/06 (unaudited) (annualized);

   -- 88.4% for the fiscal year ended
      10/31/05; and

   -- 134.7% for the fiscal year ended
      10/31/04.

The WM Equity Income Fund's portfolio turnover rates were:*

-- 36% for the six months ended
   4/30/06 (unaudited);

-- 32% for the fiscal year ended
   10/31/05; and

-- 20% for the fiscal year ended
   10/31/04.

* The Acquiring Fund will commence operations upon the consummation of the related WM Fund Reorganization, which is scheduled to occur immediately before the Reorganization. The investment objectives and strategies of the Acquiring Fund will be identical to those of the WM Acquired Fund.

Hedging and Other Strategic Transactions:
   Both the Acquired and the Acquiring Fund are authorized to use derivative instruments (financial arrangements the value of which is based on, or derived from, a security, asset or market index) such as options, future contracts, options on future contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

Temporary Defensive Investing:
   For temporary defensive purposes in times of unusual or adverse market conditions, both the Acquired Fund and the Acquiring Fund may invest in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

               Comparison of Investment Objectives and Strategies

         The investment objectives and principal investment strategies of the Acquired and Acquiring Funds are substantially similar. Both seek high current income and long-term growth of income and capital. Both Funds pursue their objectives by investing primarily in equity securities, such as common and preferred stock and shares of REITs, that provide for regular income and the potential for capital appreciation. Both the Acquired and Acquiring Funds employ a value investing approach, seeking out investment opportunities that their respective sub-advisors believe are undervalued in the marketplace. While the Acquired Fund may invest up to 20% of its assets in foreign companies, the Acquiring Fund may invest up to 25% of its assets in U.S. dollar denominated securities of foreign issuers. In addition, the Acquiring Fund may invest up to 20% of its assets in fixed-income securities of any maturity, including below-investment grade fixed-income securities.

         Additional information about the investment strategies and the types of securities in which the Acquired and Acquiring Funds may invest is contained in, respectively, the PIF SAI and the Statement of Additional Information.

         The investment objective of each Fund may be changed by the Board without shareholder approval.

         The PIF SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective Funds, including information about compensation, other accounts managed and ownership of fund shares.

         The various hedging strategies available to the Funds are described in more detail below under "Hedging and Other Strategic Transactions."

         For an explanation of debt security ratings, see Appendix B to this Proxy Statement/Prospectus.

                    Comparison of Principal Investment Risks

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have substantially similar investment objectives and strategies as described above, they have substantially the same risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk, which are common to all funds, the following risks:

Risks Applicable to Both Funds:
-- Equity Securities Risk   -- Value Stock Risk       -- Foreign Securities Risk
-- Exchange Rate Risk       -- Real Estate Securities Risk
-- Derivatives Risk         -- Prepayment or Call Risk

Additional Risks Applicable to the Acquiring Fund:
-- Fixed-Income Securities Risk             -- U.S. Government Securities Risk
-- High Yield Securities Risk               -- Fund of Funds Risk

         All of the above named risks are more fully described below under "Risks of Investing in the Funds."

         Certain risks of investing in the Acquiring Fund are more fully described in Appendix C to this Proxy Statement/Prospectus and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the PIF Prospectus and the PIF SAI.

                         Fees and Expenses of the Funds

         The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the reorganization of the Acquired and Acquiring Funds takes place, holders of Class A and Class B shares of the Acquired Fund will receive, respectively, Class A and Class B shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the PIF Prospectus and Appendix D ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

Shareholder Fees (fees paid directly from your investment)

         The following table shows the fees and expenses you may pay when you buy and hold shares of the Acquired Fund and the Acquiring Fund.
                                                     Maximum      Redemption or
                              Maximum Sales        Contingent     Exchange Fees
                              Charge (load)      Deferred Sales    (as a % of
                               Imposed on         Charge (CDSC)      amount
                             Purchases (as a % (as a % of dollars   redeemed/
                           of offering price)  subject to charge)  exchanged)
Equity Income Fund
   (Acquired Fund)
     Class A                       5.75%(1)            0.75%(2)         1.00%(4)
     Class B                        None               4.00%(3)         1.00%(4)
Equity Income Fund I
   (Acquiring Fund)
     Class A                       5.50%(1)            1.00%(2)         1.00%(4)
     Class B (issued in connection
         with Reorganization)(7)    None               4.00%(5)         1.00%(4)
     Class B (issued after
         Reorganization)(7)         None               5.00%(6)         1.00%(4)
-----------------------

(1) Sales charges are reduced or eliminated for purchases of $50,000 or more.
(2) A CDSC applies on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.
(3) CDSCs are reduced after two years and eliminated after 7 years.
(4) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged for another PIF Fund within 30 days after they are purchased.
    Excessive trading fees will not be applied to shares acquired in connection with the Reorganization.
(5) CDSCs are reduced after two years and eliminated after 6 years.
(6) CDSCs are reduced after two years and eliminated after 5 years.
(7) For a discussion of the differences between Class B shares to be issued in connection with the Reorganization and after the Reorganization, see
    "Additional Information about the Funds - Differences between the Share
    Classes of the Acquired and Acquiring Funds."

Fees and Expenses as a % of average daily net assets

         The following table shows: (a) the ratios of expenses to average net assets of the Class A and Class B shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the pro forma expense ratios of the Class A and Class B shares of the Acquiring Fund for the fiscal year ended October 31, 2005 assuming both the Reorganization and the related WM Fund Reorganization had taken place at the beginning of such period. The Acquiring Fund is a new series of PIF that will commence operations at the effective time of the related WM Fund Reorganization, which is scheduled to occur immediately before the Reorganization.

                         Annual Fund Operating Expenses
                                                    (b) Equity Income
                                                      Fund I (1)(2)
                                                    (Acquiring Fund)
                                                  (Pro forma estimated
                         (a) Equity Income          expenses assuming
                               Fund                      WM Fund
                          (Acquired Fund)            Reorganization)
                        Class A     Class B        Class A    Class B
Management Fees          0.60%       0.60%           0.51%     0.51%

12b-1 Fees               0.24%       0.92%           0.25%     1.00%

Other Expenses           0.44%       0.75%           0.10%     0.23%

Total Fund
Operating Expenses       1.28%       2.27%(3)        0.86%     1.74%

Fee Waiver/Expense
Reimbursement              --         --              --       0.01%

Net Expenses             1.28%       2.27%(3)        0.86%     1.73%
-----------------------
(1) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percentage of average net assets attributable to Class A and Class B shares on an annualized basis) not to exceed the following level: Class A - 0.87%; and Class B - 1.73%.

(2) The Acquiring Fund will not issue shares prior to the effective time of the related WM Fund Reorganization, which is scheduled to occur immediately before the Reorganization. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

(3) PMC voluntarily agreed to limit the Acquired Fund's operating expenses for the period March 1, 2004 through June 30, 2005. As a result of this expense limitation, "Total Fund Operating Expenses" for the Acquired Fund's Class B shares for the fiscal year ended October 31, 2005 were 2.23%.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after seven years for the Acquired Fund and after six years for the Acquiring Fund Class B shares issued in the Reorganization. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

                                          1 Year    3 Years   5 Years  10 Years
                                          -------------------------------------
If you sell your shares at the end of the period:
Equity Income Fund            Class A      $698        $958   $1,237     $2,031
(Acquired Fund)               Class B      $630      $1,009   $1,415     $2,239

Equity Income Fund I          Class A      $633        $809   $1,001     $1,552
(Acquiring Fund)              Class B(1)   $576        $746   $1,042    $1,602
(Pro forma estimated expenses
assuming WM Fund Reorganization)

If you do not sell your shares at the end of the period:
Equity Income Fund            Class B      $230        $709     $1,215   $2,239
(Acquired Fund)

Equity Income Fund I          Class B(1)   $176        $546       $942   $1,602
(Acquiring Fund)
(Pro forma estimated expenses
assuming WM Fund Reorganization)
------------------
(1) These expense examples are for Class B shares that will be issued to you in the Reorganization. If you purchase Class B shares after the Reorganization, based on the assumptions stated above and the conversion of Class B shares to Class A shares after eight years, your expenses would be:
                                          1 Year   3 Years    5 Years   10 Years
                                          --------------------------------------
       If you sell your shares at the end
       of the period:                      $676        $946     $1,142    $1,817

       If you do not sell your shares at the
       end of the period:                  $176        $546       $942    $1,817

Investment Management Fees/Sub-Advisory Arrangements

         The Acquired Fund and the Acquiring Fund each pay their investment advisor, PMC, an advisory fee, which is calculated as a percentage of each Fund's average daily net assets pursuant to the following fee schedules:

            Equity Income Fund                     Equity Income Fund I
              (Acquired Fund)                        (Acquiring Fund)
----------------------------------------------------------------------------
     0.60% of the first $500 million;        0.60% of the first $250 million;
      0.58% of the next $500 million;         0.55% of the next $250 million;
    0.56% of the next $500 million; and    0.50% of the excess over $500 million
   0.55% of the excess over $1.5 billion       of average daily net assets.
       of average daily net assets.

         Principal Global directly manages the assets of the Acquired Fund as its sub-advisor. Assuming approval of the related WM Fund Reorganization, WMA will manage the assets of the Acquiring Fund as its sub-advisor. For its services as sub-advisor to the Acquiring Fund, WMA will be paid a sub-advisory fee by PMC, not by the Acquiring Fund.

         A discussion of the basis of the Board of Directors' approval of the advisory and sub-advisory agreements with respect to the Acquired Fund is available in PIF's Annual Report to Shareholders for the fiscal year ended October 31, 2005.

                                   Performance

         The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A and Class B shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. Assuming the related WM Fund Reorganization is approved, the Acquiring Fund, after the Reorganization, will assume the historical performance of the Class A and Class B shares of the WM Equity Income Fund as the historical performance of, respectively, the Class A and Class B shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. Accordingly, for comparison purposes, the table below also shows performance information for the Class A and Class B shares of the WM Equity Income Fund. Appendix E to this Proxy Statement/Prospectus contains additional performance information for the Acquired Fund and the WM Equity Income Fund.

      Average Annual Total Returns (%) for periods ended December 31, 2005

                                                    Past      Past      Past
                                                   1 Year    5 Years  10 Years
                                                   ---------------------------
Equity Income Fund (Acquired Fund)(1)
--Class A  (before taxes)                           2.02%    -3.14%      5.51%
           (after taxes on distributions)(2)       1.15%    -3.98%      3.89%
           (after taxes on distributions and sale
            of shares)                             1.58%    -3.07%      4.05%
--Class B(3)                                        3.10%    -3.20%      5.55%

                                                    Past      Past      Past
                                                   1 Year    5 Years  10 Years
                                                   ---------------------------
WM Equity Income Fund
--Class A  (before taxes)                           3.43%     8.25%     10.03%
           (after taxes on distributions)(2)       2.64%     7.38%      8.04%
           (after taxes on distributions and sale
            of shares)                             3.25%     6.73%      7.62%
--Class B(3)                                        3.55%     8.21%      9.90%
------------------
(1) Class A and Class B shares began operations on June 30, 2005 when the Acquired Fund succeeded to the operations, and assumed the historical performance, of the Class A and Class B shares of a predecessor fund. For periods prior to the date on which those classes succeeded to the operations of the Class A and Class B shares of the predecessor fund, the returns of the Class A and Class B shares of the Acquired Fund are based on the performance of the Class A and Class B shares of the predecessor fund. The predecessor fund's Class A shares commenced operations on December 16, 1992, and its Class B shares commenced operations on December 9, 1994.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) After-tax performance is shown for Class A shares only. The after-tax returns for Class B shares will vary.

                                   PROPOSAL 2

               APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR
                 THE REORGANIZATION OF THE TAX-EXEMPT BOND FUND
                         INTO THE TAX-EXEMPT BOND FUND I

                         Overview of the Reorganization

         Shareholders of the Tax-Exempt Bond Fund (the "Acquired Fund") are being asked to approve the reorganization of the Acquired Fund into the Tax-Exempt Bond Fund I (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganizations."

         The Acquiring Fund is a new series of PIF that will commence operations at the effective time of the related WM Fund Reorganization, which is scheduled to occur immediately before the Reorganization. Pursuant to the related WM Fund Reorganization described under "Introduction" above, it is proposed that an existing WM Acquired Fund, the WM Tax-Exempt Bond Fund, will be reorganized into the Acquiring Fund. Consummation of the reorganization of the Acquired Fund into the Acquiring Fund is contingent upon the consummation of the reorganization of the WM Tax-Exempt Bond Fund into the Acquiring Fund.

                   Comparison of Acquired and Acquiring Funds

          Tax-Exempt Bond Fund                     Tax-Exempt Bond Fund I
             (Acquired Fund)                          (Acquiring Fund)

Approximate Net Assets as of 07/31/06 (unaudited):
         $146,554,656                       None*

                                            *  The Acquiring Fund will commence
                                               operations upon the consummation
                                               of the related WM Fund
                                               Reorganization, which is
                                               scheduled to occur immediately
                                               before the Reorganization. At
                                               07/31/06, the WM Tax-Exempt Bond
                                               Fund had net assets of
                                               $193,475,000 (unaudited).
Investment Adviser:
         PMC                                PMC

Sub-Advisor and Portfolio Manager(s):
         Principal Global                   Van Kampen
         NAM

   Portfolio managers:                      Portfolio manager:
   --Thomas V. Catus, CFA; Portfolio         --Thomas M. Bryon, Vice President,
   Analyst; joined Principal Global in 2000. Van Kampen; joined Van Kampen in
   --John V. Miller, CFA; Vice President;    1981.
   joined NAM in 1996.

Investment Objective:
   The Acquired Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital.

   The Acquiring Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors' capital.

Principal Investment Strategies:
   The Acquired Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed-income obligations. The Acquired Fund invests in a diversified portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer's bond counsel, interest on these obligations is exempt from federal income tax. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations and not more than 20% of its assets in securities that do not meet the criteria stated above (taxable securities; or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax). The Acquired Fund may also invest in taxable securities that mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations. Under unusual market or economic conditions and for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities.

   Principal Global selects securities, which at the time they are purchased, are: municipal bonds which are rated in the four highest grades by Moody's Investors Service, Inc. ("Moody's"); municipal notes rated in the highest grade by Moody's; municipal commercial paper rated in the highest grade by Moody's or Standard & Poor's Rating Service ("S&P"), or if unrated, are of comparable quality in the opinion of Principal Global.

   NAM may invest up to 20% of the Acquired Fund's net assets in medium- to low-quality bonds (BBB/Baa or lower) as rated by at least one independent rating agency, or if unrated, judged to be of comparable quality by the NAM. NAM uses a research-intensive investment process to identify high-yielding municipal bonds that offer attractive value in terms of their current yields, prices, credit quality, liquidity and future prospects. The Acquired Fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates. The Acquired Fund may also make forward commitments in which the Acquired Fund agrees to buy a security in the future at a price agreed upon today.

   The Acquired Fund is classified as a diversified investment company under the 1940 Act.

   The Acquiring Fund invests primarily in municipal obligations issued by states, counties, cities or other governmental entities. Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets in municipal obligations, including inverse floating rate obligations. The Acquiring Fund specifically limits these investments to municipal bonds, municipal notes and securities of unaffiliated tax-exempt mutual funds.

   The Acquiring Fund may also invest up to 20% of its assets in high yield, non-investment grade fixed-income securities (commonly known as "junk bonds").

   In adverse markets, the Acquiring Fund may seek to protect its investment position by investing up to 50% of its assets in taxable short-term investments such as:

   --U.S. government securities;

   --commercial paper rated in the highest grade by either S&P, Moody's or Fitch;

   --obligations of U.S. banks;

   --time or demand deposits in U.S. banks; and

   --repurchase agreements relating to municipal securities or any of the foregoing taxable instruments.

   Interest income from these investments that is distributed to shareholders by the Acquiring Fund may be taxable.

   The Acquiring Fund may also:

   --purchase and sell interest rate futures and options; and

   --invest up to 20% of its assets in AMT-subject bonds.

   The Acquiring Fund is classified as a non-diversified investment company under the 1940 Act.


Portfolio Turnover Rates:
   The Acquired Fund's portfolio turnover rates were:
     -- 105.7% for the six months ended 04/30/06 (unaudited) (annualized); -- 54.2% for the fiscal year ended 10/31/05; and -- 70.3% for the fiscal year ended 10/31/04.

   The WM Tax-Exempt Bond Fund's portfolio turnover rates were:*
     -- 11% for the six months ended 04/30/06 (unaudited);
     -- 28% for the fiscal year ended 10/31/05; and -- 25% for the fiscal year ended 10/31/04.

   *The Acquiring Fund will commence operations upon the consummation of the related WM Fund Reorganization, which is scheduled to occur immediately before the Reorganization. The investment objectives and strategies of the Acquiring Fund will be identical to those of the WM Acquired Fund.

Hedging and Other Strategic Transactions:
   Both the Acquired and the Acquiring Fund are authorized to use derivative instruments (financial arrangements the value of which is based on, or derived from, a security, asset or market index) such as options, future contracts, options on future contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

Temporary Defensive Investing:
   For temporary defensive purposes in times of unusual or adverse market conditions, the Acquiring Fund may invest in cash and cash equivalents. In taking such defensive measures, the Acquiring Fund may fail to achieve its investment objective.

               Comparison of Investment Objectives and Strategies

         The investment objectives and principal strategies of the Acquired and Acquiring Funds are substantially similar as both Funds seek a high level of income that is exempt from federal income tax while protecting investors' capital. Both Funds seek to achieve their objectives by investing primarily in investment-grade municipal securities but both may invest up to 20% of their assets in non-investment-grade debt securities (commonly known as "junk bonds"). The two Funds differ primarily in that the Acquired Fund, under unusual market or economic conditions and for temporary defensive purposes, may invest up to 20% of its assets in taxable securities while the Acquiring Fund may, in adverse markets, invest up to 50% of its assets in such securities. Moreover, the Acquired Fund is diversified while the Acquiring Fund is non-diversified. This means that the Acquiring Fund may invest a higher percentage of its assets in a smaller number of issuers relative to the Acquired Fund.

         Additional information about the investment strategies and the types of securities in which the Acquired and Acquiring Funds may invest is contained in, respectively, the PIF SAI and the Statement of Additional Information.

         The investment objective of each Fund may be changed by the Board without shareholder approval.

         The PIF SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective Funds, including information about compensation, other accounts managed and ownership of fund shares.

         The various hedging strategies available to the Funds are described in more detail below under "Hedging and Other Strategic Transactions."

         For an explanation of debt security ratings, see Appendix B to this Proxy Statement/Prospectus.

                    Comparison of Principal Investment Risks

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because both Funds invest primarily in tax-exempt municipal securities, they have substantially similar risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk, which are common to all funds, the following risks:
Risks Applicable to Both Funds:
         -- Fixed-Income Securities         -- Municipal Securities Risk
         -- High Yield Securities Risk      -- Derivatives Risk

Risks Applicable to the Acquiring Fund:
         -- Non-Diversification Risk        -- U.S. Government Securities Risk

         All of the above named risks are more fully described below under "Risks of Investing in the Funds."

         Certain risks of investing in the Acquiring Fund are more fully described in Appendix C to this Proxy Statement/Prospectus and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the PIF Prospectus and the PIF SAI.

                         Fees and Expenses of the Funds

         The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the reorganization of the Acquired and Acquiring Funds takes place, holders of Class A and Class B shares of the Acquired Fund will receive, respectively, Class A and Class B shares of the Acquiring Fund. The fees and expenses of the Acquired Fund are more fully described in the Acquired Fund Prospectus. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the PIF Prospectus and Appendix D ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

Shareholder Fees (fees paid directly from your investment)

         The following table shows the fees and expenses you may pay when you buy and hold shares of the Acquired Fund and the Acquiring Fund.

                                                    Maximum       Redemption or
                              Maximum Sales       Contingent      Exchange Fees
                              Charge (load)     Deferred Sales     (as a % of
                               Imposed on        Charge (CDSC)       amount
                 Purchases (as a % (as a % of dollars redeemed/
                           of offering price) subject to charge)   exchanged)
Tax-Exempt Bond Fund
   (Acquired Fund)
     Class A                       4.75%(1)            0.75%(2)        1.00%(4)
     Class B                        None               4.00%(3)        1.00%(4)
Tax-Exempt Bond Fund I
   (Acquiring Fund)
     Class A                       4.50%(1)            1.00%(2)        1.00%(4)
     Class B (issued in connection
         with Reorganization)(7)    None               4.00%(5)        1.00%(4)
     Class B (issued after
         Reorganization)(7)         None               5.00%(6)        1.00%(4)
-----------------------
(1) Sales charges are reduced or eliminated for purchases of $50,000 or more.

(2) A CDSC applies on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

(3) CDSCs are reduced after two years and eliminated after 7 years.

(4) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged for another PIF Fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Reorganization.

(5) CDSCs are reduced after two years and eliminated after 6 years.

(6) CDSCs are reduced after two years and eliminated after 5 years.

(7) For a discussion of the differences between Class B shares to be issued in connection with the Reorganization and after the Reorganization, see "Additional Information about the Funds - Differences between the Share Classes of the Acquired and Acquiring Funds."

Fees and Expenses as a % of average daily net assets

         The following table shows: (a) the ratios of expenses to average net assets of the Class A and Class B shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the pro forma expense ratios of the Class A and Class B shares of the Acquiring Fund for the fiscal year ended October 31, 2005 assuming both the Reorganization and the related WM Fund Reorganization had taken place at the beginning of such period. The Acquiring Fund is a new series of PIF that will commence operations at the effective time of the related WM Fund Reorganization, which is scheduled to occur immediately before the Reorganization.

                         Annual Fund Operating Expenses
                                                     (b) Tax-Exempt
                                                   Bond Fund I (1)(2)
                                                    (Acquiring Fund)
                                                  (Pro forma estimated
                          (a) Tax-Exempt            expenses assuming
                           Bond Fund(1)                  WM Fund
                          (Acquired Fund)            Reorganization)
                        Class A     Class B        Class A    Class B
Management Fees          0.50%       0.50%           0.50%     0.50%

12b-1 Fees               0.21%       0.40%           0.25%     1.00%

Other Expenses           0.07%       0.37%           0.06%     0.15%

Total Fund Operating
Expenses                 0.78%       1.27%           0.81%     1.65%

Fee Waiver/Expense
Reimbursement            0.02%       0.12%           0.05%     0.50%

Net Expenses             0.76%       1.15%           0.76%     1.15%
-----------------------
(1) PMC has contractually agreed to limit the Acquiring Fund's and the Acquired Fund's expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by each Fund through the period ending June 30, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percentage of average net assets attributable to Class A and Class B shares on an annualized basis) not to exceed the following level: 0.76% - Class A and 1.15% - Class B.
(2) The Acquiring Fund will not issue shares prior to the effective time of the related WM Fund Reorganization, which is scheduled to occur immediately before the Reorganization. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after seven years for the Acquired Fund and after six years for the Acquiring Fund Class B shares issued in the Reorganization. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

                                          1 Year    3 Years   5 Years  10 Years
                                          --------------------------------------
If you sell your shares at the end of the period:
Tax-Exempt Bond Fund          Class A     $549       $707       $883     $1,391
(Acquired Fund)               Class B     $517       $672       $867     $1,307

Tax-Exempt Bond Fund I        Class A     $524       $685       $867     $1,395
(Acquiring Fund)              Class B(1)  $517       $593       $874     $1,409
(Pro forma estimated expenses
assuming WM Fund Reorganization)

If you do not sell your shares at the end of the period:
Tax-Exempt Bond Fund          Class B     $117       $372       $667     $1,307
(Acquired Fund)

Tax-Exempt Bond Fund I        Class B(1)  $117       $393       $774     $1,409
(Acquiring Fund)
(Pro forma estimated expenses
assuming WM Fund Reorganization)
__________________
(1) These expense examples are for Class B shares that will be issued to you in the Reorganization. If you purchase Class B shares after the Reorganization, based on the assumptions stated above and the conversion of Class B shares to Class A shares after eight years, your expenses would be:

                              1 Year   3 Years       5 Years       10 Years
                              -----------------------------------------------
If you sell your shares at the
end of the period:             $617     $793           $974          $1,617

If you do not sell your shares at
the end of the period:         $117     $393           $774          $1,617

Investment Management Fees/Sub-Advisory Arrangements

         The Acquired Fund and the Acquiring Fund each pay their investment advisor, PMC, an advisory fee, which is calculated as a percentage of each Fund's average daily net assets pursuant to the following fee schedules:

         Tax-Exempt Bond Fund                  Tax-Exempt Bond Fund I
            (Acquired Fund)                       (Acquiring Fund)

   0.50% of the first $500 million;       0.50% of the first $500 million;
    0.48% of the next $500 million;        0.48% of the next $500 million;
  0.46% of the next $500 million; and    0.46% of the next $500 million; and
 0.45% of the excess over $1.5 billion  0.45% of the excess over $1.5 billion
     of average daily net assets.           of average daily net assets.

         Principal Global and NAM directly manage the assets of the Acquired Fund as its sub-advisors. Assuming approval of the WM Fund Reorganization, Van Kampen will manage the assets of the Acquiring Fund as its sub-advisor. For its services as sub-advisor to the Acquiring Fund, Van Kampen will be paid a sub-advisory fee by PMC, not by the Acquiring Fund.

         A discussion of the basis of the Board of Directors' approval of the advisory and sub-advisory agreements with respect to the Acquired Fund is available in PIF's Annual Report to Shareholders for the fiscal year ended October 31, 2005.

                                   Performance

         The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A and Class B shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. Assuming the related WM Fund Reorganization is approved, the Acquiring Fund, after the Reorganization, will assume the historical performance of the Class A and Class B shares of the WM Tax-Exempt Bond Fund as the historical performance of, respectively, the Class A and Class B shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. Accordingly, for comparison purposes, the table below also shows performance information for the Class A and Class B shares of the WM Tax-Exempt Bond Fund. Appendix E to this Proxy Statement/Prospectus contains additional performance information for the Acquired Fund and the WM Tax-Exempt Bond Fund.

      Average Annual Total Returns (%) for periods ended December 31, 2005

                                                    Past      Past      Past
                                                   1 Year    5 Years  10 Years
                                                   ---------------------------
Tax-Exempt Bond Fund (Acquired Fund)(1)
--Class A  (before taxes)                          -2.22%     4.09%      4.36%
           (after taxes on distributions)(2)      -2.45%     3.96%      4.27%
           (after taxes on distributions and sale
            of shares)                             0.05%     4.05%      4.34%
--Class B(3)                                       -1.59%     4.19%      4.44%

                                                    Past      Past      Past
                                                   1 Year    5 Years  10 Years
                                                   ---------------------------
WM Tax-Exempt Bond Fund
--Class A  (before taxes)                          -1.50%     4.19%      4.35%
           (after taxes on distributions)(2)      -1.81%     3.98%      4.25%
           (after taxes on distributions and sale
            of shares)                             0.81%     4.17%      4.36%
--Class B(3)                                       -2.63%     4.05%      4.19%
-----------------------

(1) Class A and Class B shares began operations on June 30, 2005 when the Acquired Fund succeeded to the operations, and assumed the historical performance, of the Class A and Class B shares of a predecessor fund. For periods prior to the date on which those classes succeeded to the operations of the Class A and Class B shares of the predecessor fund, the returns of the Class A and Class B shares of the Acquired Fund are based on the performance of the Class A and Class B shares of the predecessor fund. The predecessor fund's Class A shares commenced operations on March 20, 1986, and its Class B shares commenced operations on December 9, 1994.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown.

(3) After-tax performance is shown for Class A shares only. The after-tax returns for Class B shares will vary.

                        RISKS OF INVESTING IN THE FUNDS

     The principal risks of investing in the Acquired Funds and the Acquiring Funds are stated above as to each Fund in the proposal relating to the Reorganization involving that Fund. Each of these risks is summarized below. The risks of investing in the Acquiring Funds are further described in Appendix C to this Proxy Statement/Prospectus and the Statement of Additional Information. The risks of investing in the Acquired Funds are more fully described in the PIF Prospectus and the PIF SAI.

Credit and Counterparty Risk (All Funds)

         Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk (All Funds)

         The funds may use certain derivative instruments (such as options, futures and swaps) which could produce disproportionate gains or losses. Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price.

Equity Securities Risk (Equity Income Fund and Equity Income Fund I)

         Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Exchange Rate Risk (Equity Income Fund and Equity Income Fund I)

         Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk (Both Acquiring Funds and
                                    Tax-Exempt Bond Fund)

     Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

         Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

         Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk (Equity Income Fund and Equity Income Fund I)

         Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Fund of Funds Risk (Equity Income Fund I)

         In connection with the WM Fund Reorganizations, PIF will acquire other funds that operate as funds of funds (the "PIF SAM Funds"), which will invest principally in other PIF Funds, including the Equity Income Fund I. In addition, PIF has six series, the LifeTime Funds, that operate as funds of funds and invest principally in other PIF Funds. From time to time, an underlying fund, such as the Equity Income Fund I, may experience relatively large investments or redemptions by a fund of funds due to reallocations or rebalancings of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

         WMA currently serves as advisor to the WM SAM Portfolios and will serve as sub-advisor to the PIF SAM Portfolios after the WM Fund Reorganizations. WMA is committed to minimizing the potential impact of fund of funds risk on underlying funds to the extent consistent with pursuing the investment objectives of the funds of funds which it manages. To the extent WMA manages, as advisor or sub-advisor, both a fund of funds and certain of its underlying funds, WMA may face conflicts of interest in fulfilling its responsibilities to all such funds. As of October 31, 2005, the five WM SAM Portfolios owned, in the aggregate, 51% of the outstanding shares of the WM Equity Income Fund. As of October 31, 2005, none of the PIF LifeTime Funds owned any of the outstanding shares of either Acquired Fund.

High Yield Securities Risk (Both Acquiring Funds and Tax-Exempt Bond Fund)

         Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Liquidity Risk (All Funds)

         A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Management Risk (All Funds)

         The Acquired and Acquiring Funds are actively managed by their sub-advisors. The performance of a fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving the fund's investment objective. If the sub-advisor's investment strategies do not perform as expected, the fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk (All Funds)

         The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market.

Municipal Securities Risk (Tax-Exempt Bond Fund and
                                    Tax-Exempt Bond Fund I)

         Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such funds' investments would likely decline.

         The Tax-Exempt Bond Fund may invest without limit in obligations of issuers located in the same state. It may also invest in debt obligations that are repayable out of revenue from economically related projects or facilities. This represents a risk to the Fund since an economic, business or political development or change affecting one security could also affect others.

Non-Diversification Risk (Tax-Exempt Bond Fund I)

         The Tax-Exempt Bond Fund I is classified as a non-diversified investment company under the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.

Prepayment or Call Risk (Equity Income Fund and Equity Income Fund I)

         Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, a fund may have to reinvest the proceeds in securities with lower rates. In addition, a fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.

Real Estate Securities Risk (Equity Income Fund and Equity Income Fund I)

         Real estate investments trusts (REITs) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

o may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
o may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
o    are subject to cash flow dependency and defaults by borrowers; and
o could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

U.S. Government Securities Risk (Both Acquiring Funds)

         U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when a fund's average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Value Stock Risk (Equity Income Fund and Equity Income Fund I)

         A fund's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

        Each of the Acquired and Acquiring Funds is authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Fund. Hedging refers to protecting against possible changes in the market value of securities a Fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

     o    exchange-listed   and   over-the-counter   put  and  call  options  on
          securities, financial futures contracts and fixed income indices and other financial instruments,
     o    financial futures contracts (including stock index futures),
     o    interest rate transactions,* and
     o    currency transactions.**

* A Fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

        Collectively, these transactions are referred to in this Proxy Statement/Prospectus as "Hedging and Other Strategic Transactions." Hedging and Other Strategic Transactions may be used for the following purposes:

     o to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations,
     o    to protect a Fund's unrealized gains in the value of its securities,
     o    to facilitate the sale of a Fund's securities for investment purposes,
     o    to manage the effective maturity or duration of a Fund's securities,
     o to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market, or
     o to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

        The ability of a Fund to utilize Hedging and Other Strategic Transactions successfully will depend in part on its sub-advisor's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a Fund's securities. While a sub-advisor will use Hedging and Other Strategic Transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised.

                      INFORMATION ABOUT THE REORGANIZATIONS

                             Plans of Reorganization

         Each Acquired Fund has entered into a Plan with its corresponding Acquiring Fund. The Plans are the same in all material respects, except for the Acquired and Acquiring Funds to which they apply. The terms of the Plans are summarized below. The summary is qualified in its entirety by reference to the Plans, copies of which are attached as Appendix A to this Proxy Statement/Prospectus.

         Under each Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund and will issue to the Acquired Fund the number of shares of common stock of each share class of the Acquiring Fund that has a net asset value equal to the net asset value attributable to each corresponding share class of the Acquired Fund. We expect that the closing date will be January 12, 2007, assuming shareholder approval of the Plans, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Funds and their corresponding Acquiring Funds are identical). Each Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time of the Reorganization.

         Immediately after the Effective Time of the Reorganizations, each Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares you own in exchange for all your Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time of the Reorganization, the Acquired Fund will be dissolved in accordance with applicable law.

         The consummation of the transactions contemplated by each Plan is subject to the approval of the Plan by the shareholders of the Acquired Fund. The Plans may be amended, but no amendment may be made which in the opinion of the Board of Directors would materially adversely affect the interests of the shareholders of the Acquired Fund after they have approved the Plan. The Board of Directors may terminate a Plan at any time before the Effective Time of the Reorganization if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders.

         The reorganization of the Equity Income Fund into the Equity Income Fund I will not be effected unless the Equity Income Fund I first acquires substantially all of the assets of the WM Equity Income Fund. Likewise, the reorganization of the Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I will not be effected unless the Tax-Exempt Bond Fund I first acquires substantially all the assets of the WM Tax-Exempt Bond Fund.

         Under the Plan, the expenses of the Reorganizations (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of an Acquiring Fund and reinvesting the proceeds in securities that would be compatible) will be borne by PMC. The portfolio repositioning may result in the realization of taxable capital gains which will be distributed to shareholders of the affected Acquired Fund prior to its Reorganization. Expenses expected to be incurred in connection with the Reorganizations include, but are not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

         If the Plan is not approved by the shareholders of an Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action. The Board, including all the Independent Directors, recommends that shareholders approve the Plans under Proposals 1 and 2.

                         Reasons for the Reorganizations

         The Reorganization will permit PIF to substitute for the Acquired Funds corresponding Acquiring Funds that the Board believes will produce higher returns for shareholders. Each Acquiring Fund is a new fund, which has investment objectives and strategies that are identical to those of its corresponding WM Acquired Fund and are substantially similar to those of its corresponding Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations. The persons responsible for the day-to-day management of the WM Acquired Funds will be responsible for the day-to-day management of the Acquiring Funds. This is important to keep in mind because, for each of the 1, 5 and 10 year periods ended December 31, 2005, the WM Equity Income Fund has generated performance results that are greater than the returns of the Equity Income Fund. Similarly, the WM Tax-Exempt Bond Fund has produced results that are comparable to or exceed the performance of the Tax-Exempt Bond Fund over the same time periods. Although past performance is no guarantee of future results, it does provide an indication of the risks of investing in the Acquired Funds and their corresponding Acquiring Funds. Moreover, shareholders in each Acquired Fund may benefit from the Acquiring Fund's larger asset base resulting from the addition of the WM Acquired Fund's assets. As a result of the Reorganizations, the Acquiring Funds may have improved prospects for growth, may operate more efficiently and may have greater potential for attendant reductions in overall expenses.

                   Board Consideration of the Reorganizations

         The Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act) of each Acquired Fund (the "Independent Directors"), considered the Reorganizations at meetings held on August 16, 2006, August 25, 2006 and September 11, 2006. The Board considered information about the Reorganizations presented by PMC, and the Independent Directors were assisted by independent legal counsel and an independent consultant. The Board requested and evaluated such information as it deemed necessary to consider each Reorganization. At the September 11, 2006 meeting, the Board of Directors unanimously approved the Reorganizations after concluding that each Acquired Fund's participation in the Reorganization is in the best interests of each Acquired Fund and Acquiring Fund and that the interests of existing shareholders of each Acquired Fund will not be diluted as a result of the Reorganization.

         In determining whether to approve each Reorganization and recommend its approval to shareholders, the Board of Directors made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1) the substantial similarity of the investment objectives, strategies and risks of the Acquired Fund and its corresponding Acquiring Fund and any changes with respect thereto that will result from the Reorganization;

(2)      the absence of any difference between each Fund's fundamental policies;

(3) where applicable, estimated explicit trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible;

(4) expense ratios and available information regarding the fees and expenses of the Acquired Fund and its corresponding Acquiring Fund, including information regarding the impact of PMC's agreement to cap the total expenses of Class A and Class B shares of the Acquiring Funds (through February 28, 2008 in the case of the Equity Income Fund I and through June 30, 2008 in the case of the Tax-Exempt Bond Fund I);

(5) comparative investment performance of and other information pertaining to the Acquired Fund and the corresponding WM Acquired Fund, which is expected to be the survivor of the Reorganization for accounting and performance reporting purposes;

(6) the potential effect on the Acquired Fund's shareholders of investing in a larger asset pool and the potential effect on the portfolio management of the corresponding Acquiring Fund of such a larger asset base;

(7) the differences between the sales charge schedules and types of Rule 12b-1 plans of the Acquired and Acquiring Funds as well as the longer period of time it takes for the Acquiring Fund's Class B shares to convert to Class A shares (see "Additional Information About the Funds
         - Differences between the Share Classes of the Acquired and Acquiring Funds" below);

(8) the prospects for growth and for achieving economies of scale, of the Acquired Fund in combination with the corresponding Acquiring Fund as combined with the corresponding WM Acquired Fund;

(9) the absence of any material differences in the rights of shareholders of the Acquired Funds and the Acquiring Funds;

(10) the financial strength, investment experience and resources of the sub-advisors to the Acquiring Funds;

(11) the fact that all costs of the Reorganization, other than trading costs associated with portfolio securities transactions, would be borne by PMC;

(12) any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(13) the direct or indirect federal income tax consequences of each Reorganization, including the expected tax-free nature of the Reorganization, the impact of any federal income tax loss carryforwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund, where applicable;

(14) the fact that neither Reorganization will result in any dilution of Acquired Fund shareholder values;

(15) the terms and conditions of the Plan, including the provision that terminates the Reorganization in the event that the WM Acquired Fund does not first reorganize into the Acquiring Fund pursuant to the related WM Fund Reorganization; and

(16)     possible alternatives to the Reorganization.

         The Board's decision to recommend approval of the particular Reorganization was based on a number of factors, including the following:

Reorganization of the Equity Income Fund into the Equity Income Fund I

(1) it should be reasonable for shareholders to have the same investment expectations after the Reorganization because the investment objectives, policies and risks of the Acquired and Acquiring Fund are substantially similar;

(2) WMA, as sub-advisor to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those provided by Principal Global, the sub-advisor to the Acquired Fund;

(3) the WM Equity Income Fund, which has a substantially larger asset base than the Acquired Fund and is expected to be reorganized into the Acquiring Fund pursuant to the related WM Fund Reorganization, has investment objectives and strategies that are identical to those of the Acquiring Fund and has produced performance results that are comparable to those of the Acquired Fund for the one-year period ended June 30, 2006 and significantly outperformed the Acquired Fund over the three- and five-year time periods ended June 30, 2006, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization; and

(4) the Acquiring Fund has a lower advisory fee rate and, with a larger asset base assuming consummation of the related WM Fund Reorganization, is expected to have lower overall expense ratios than the Acquired Fund.

Reorganization of the Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I

(1) it should be reasonable for shareholders to have the same investment expectations after the Reorganization because the investment objectives, policies and risks of the Acquired and Acquiring Fund are substantially similar;

(2) Van Kampen, as sub-advisor to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those provided by Principal Global and NAM, the sub-advisors to the Acquired Fund; and

(3) the WM Tax-Exempt Bond Fund, which has a larger asset base than the Acquired Fund and is expected to be reorganized into the Acquiring Fund pursuant to the related WM Fund Reorganization, has investment objectives and strategies that are identical to those of the Acquiring Fund and has outperformed the Acquired Fund over the one-, three-, and five-year periods ended June 30, 2006, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization; and

(4) the Acquiring Fund has the same advisory fee rate and is expected to have the same expense ratios as the Acquired Fund as a result of an expense limitation agreement that runs through June 30, 2008.

                   Description of the Securities to Be Issued

         PIF is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each Acquiring Fund is a separate series of PIF, and the Class A and Class B shares of each Acquiring Fund to be issued in connection with each Reorganization, along with the other classes of shares of that Acquiring Fund, represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

         All shares of PIF have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board of Directors has determined affects the interests of only a particular series or class.

         Shares of the Acquiring Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

                         Federal Income Tax Consequences

         As a condition to the consummation of the Reorganizations, PIF will have received an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Reorganization, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

         Capital Loss Carryforwards. As of October 31, 2005, the Acquired Funds had accumulated capital loss carryforwards in the approximate amounts indicated:

           Acquired Fund                   Capital Loss Carryforward
           Equity Income Fund                     $16,398,000
           Tax-Exempt Bond Fund                        --

After the Reorganizations, these loss carryforwards will be available to the corresponding Acquiring Funds to offset their capital gains, although the amounts of offsetting loss carryforwards available in any given year may be limited. As a result of this limitation, it is possible that the corresponding Acquiring Funds may not be able to use these loss carryforwards as rapidly as the Acquired Funds might have, and part of these loss carryforwards may not be usable at all. The ability of each Acquiring Fund to utilize the accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these loss carryforwards may be offset. In addition, the benefits of any capital loss carryforward currently are available only to shareholders of the Acquired Fund. After each Reorganization, however, these benefits will inure to the benefit of all shareholders of its corresponding Acquiring Fund.

         Distribution of Income and Gains. Prior to the Reorganizations, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

         The foregoing is only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

                                 CAPITALIZATION

         As to each Reorganization, the following tables show as of April 30, 2006: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the WM Acquired Fund that is proposed to be reorganized into the Acquiring Fund pursuant to the related WM Fund Reorganization; (iii) the capitalization of the Acquiring Fund; and (iv) pro forma combined capitalization of the Acquired Fund, the Acquiring Fund and the WM Acquired Fund as if the Reorganization had occurred as of that date. As of April 30, 2006, each of the Acquired Funds had outstanding Class A and Class B shares. Effective September 30, 2006, all outstanding Class R-1 shares of the WM Equity Income Fund were re-designated Class A shares. Each Acquiring Fund will commence operations at the effective time of the related WM Fund Reorganization, which is scheduled to occur immediately before the Reorganization, and will first issue its shares in connection with the related WM Fund Reorganization.

                                          Net Assets    Net Asset     Shares
                                             (000s        Value     Outstanding
Proposal 1                                 omitted)     Per Share (000s omitted)

(1)  Equity Income Fund     --Class A         96,515       12.39         7,788
(Acquired Fund)             --Class B         13,358       12.34         1,083
                            --Total          109,873                     8,871

(2)  WM Equity Income Fund
(WM Acquired Fund)          --Class A      1,270,674       21.48        59,158
                            --Class B        293,220       21.32        13,752
                            --Class C        203,788       21.16         9,631
                            --Class I      1,700,951       21.48        79,175
                            --Class R-1          279       21.48            13
                            --Total        3,468,912                   161,729

(3)  Equity Income Fund I
(Acquiring Fund)
                            --Class A              --          --          --
                            --Class B              --          --          --
                            --Class C              --          --          --
                            --Class I              --          --          --
                               (Institutional)
                            --Total                --                     --

(4)  Equity Income Fund I
(Acquiring Fund)            --Class A      1,367,468       21.48        63,664
(Pro forma assuming         --Class B        306,578       21.32        14,379
combination  of (1), (2)    --Class C        203,778       21.16         9,631
and (3))                    --Class I      1,700,951       21.48        79,175
                               (Institutional)
                            --Total        3,578,785                   166,849

                                          Net Assets    Net Asset    Shares
                                             (000s        Value    Outstanding
Proposal 2                                 omitted)     Per Share  00s omitted)

(1)  Tax-Exempt Bond Fund   --Class A        149,074       11.81      12,628
(Acquired Fund)             --Class B          7,197       11.88         606
                            --Total          156,271                  13,234

(2)  WM Tax-Exempt Bond Fund
(WM Acquired Fund)          --Class A        169,423        7.55      22,448
                            --Class B         26,964        7.55       3,572
                            --Class C          2,752        7.55         365
                            --Total          199,139                  26,385

(3)  Tax-Exempt Bond Fund I
(Acquiring Fund)
                            --Class A              --          --          --
                            --Class B              --          --          --
                            --Class C              --          --          --
                            --Total                --                     --

(4)  Tax-Exempt Bond Fund I
(Acquiring Fund)            --Class A        318,497        7.55      42,193
(Pro forma assuming         --Class B         34,161        7.55       4,525
combination  of (1), (2)    --Class C          2,752        7.55         365
and (3))                    --Total          355,410                  47,083


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

    Differences Between the Share Classes of the Acquired and Acquiring Funds

         The Class A and Class B shares of each Acquired Fund generally have the same rights and preferences as the Class A and Class B shares of the corresponding Acquiring Fund. However, there are differences that you should understand. Each Acquiring Fund will issue in the Reorganization Class A and Class B shares that differ from the Class A and Class B shares of the Acquired Fund. Each class of the Acquired Funds differs from the corresponding class of the Acquiring Funds in that: (i) the Class A shares of each Acquiring Fund have a different front-end sales charge schedule; (ii) the Class B shares of each Acquiring Fund have a different contingent deferred sales charge ("CDSC") schedule; (iii) the Class A and Class B shares of each Acquiring Fund have different Distribution Plans pursuant to Rule 12b-1 under the 1940 Act; and (iv) the Class B shares of the Acquiring Fund convert to Class A shares after different periods.

Differences in the Front-End Sales Charge Schedule for Class A Shares. The following tables show the differences in the front-end sales charge schedules for the Class A shares of each Acquired Fund and the Class A shares of its corresponding Acquiring Fund:

                       Equity Income Fund             Equity Income Fund I
                         (Acquired Fund)                (Acquiring Fund)
-------------------------------------------------------- -----------------------
                                       Dealer                           Dealer
                     Sales Charge     Allowance      Sales Charge      Allowance
                      as a % of:      as a % of       as a % of:       as a % of
                      ----------                      ----------
    Amount       Offering   Amount    Offering   Offering   Amount     Offering
  of Purchase      Price   Invested     Price      Price   Invested      Price

Less than $50,000  5.75%     6.10%      5.00%      5.50%     5.82%       4.75%

$50,000 but
 less than $100,0004.75%     4.99%      4.00%      4.75%     4.99%       4.00%

$100,000 but less
than $250,000      3.75%     3.90%      3.00%      3.75%     3.90%       3.00%

$250,000 but less
than $500,000      2.75%     2.83%      2.25%      3.00%     3.09%       2.50%

$500,000 but less
than $1,000,000    2.00%     2.04%      1.50%      2.00%     2.04%       1.75%

$1,000,000 or more 0.00%     0.00%      0.75%      0.00%     0.00%      0.00%*

                      Tax-Exempt Bond Fund           Tax-Exempt Bond Fund I
                         (Acquired Fund)                (Acquiring Fund)
-------------------------------------------------------- -----------------------
                                       Dealer                           Dealer
                     Sales Charge     Allowance      Sales Charge      Allowance
                      as a % of:      as a % of       as a % of:       as a % of
                      ----------                      ----------
    Amount       Offering   Amount    Offering   Offering   Amount     Offering
  of Purchase      Price   Invested     Price      Price   Invested      Price

Less than $50,000  4.75%     4.99%      4.00%      4.50%     4.71%       4.00%

$50,000 but
 less than $100,0004.25%     4.44%      3.75%      4.00%     4.17%       3.50%

$100,000 but less
than $250,000      3.75%     3.90%      3.25%      3.50%     3.63%       3.00%

$250,000 but less
than $500,000      2.50%     2.56%      2.00%      2.50%     2.56%       2.00%

$500,000 but less
than $1,000,000    1.50%     1.52%      1.25%      2.00%     2.04%       1.75%

$1,000,000 or more 0.00%     0.00%      0.75%      0.00%     0.00%      0.00%*

* Princor, the distributor for the Acquired and Acquiring Funds, may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on purchases over $3 million but less than $5 million, 0.35% on purchases over $5 million but less than $10 million, and 0.25% on amounts over $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B and C shares.

Differences in CDSC Schedule for Class B Shares. The following tables show the differences among the CDSC schedules for (i) the Class B shares of the Acquired Funds, (ii) the Class B shares of the Acquiring Funds to be issued in connection with the Reorganizations, and (iii) the Class B shares of the Acquiring Funds to be issued after the Reorganizations.

For Class B shares issued in connection with the Reorganizations, Princor agreed to a reduced CDSC schedule. For purposes of calculating the CDSC, the length of time you held Class B shares of an Acquired Fund prior to the Reorganization will count toward your holding period for Class B shares of the corresponding Acquiring Fund issued in connection with the Reorganization.

          Equity Income Fund and Tax-Exempt Bond Fund (Acquired Funds)

                                                       Certain Sponsored Plans
                                     CDSC as a %    Established After 02/01/1998
   Years Since Purchase Made      of Dollar Amount      and Before 03/01/2002
-----------------------------------------------------------------------------
2 years or less                         4.00%                    3.00%
More than 2 years, up to 4 years        3.00%                    2.00%
More than 4 years, up to 5 years        2.00%                    1.00%
More than 5 years, up to 6 years        1.00%                    None
More than 6 years                       None                     None

        Equity Income Fund I and Tax-Exempt Bond Fund I (Acquiring Funds)
                 (for shares to be issued by the Acquiring Funds
                     in connection with the Reorganizations)

                                                       Certain Sponsored Plans
                                     CDSC as a %    Established After 02/01/1998
   Years Since Purchase Made      of Dollar Amount      and Before 03/01/2002
-----------------------------------------------------------------------------
2 years or less                         4.00%                   3.00%
More than 2 years, up to 4 years        2.00%                   2.00%
More than 4 years, up to 5 years        1.00%                   1.00%
More than 5 years, up to 6 years        1.00%                   None
More than 6 years                       None                    None

        Equity Income Fund I and Tax-Exempt Bond Fund I (Acquiring Funds) (for shares to be issued by the Acquiring Funds after the Reorganizations)

                                                       Certain Sponsored Plans
                                     CDSC as a %    Established After 02/01/1998
   Years Since Purchase Made      of Dollar Amount      and Before 03/01/2002
-----------------------------------------------------------------------------
2 years or less                         5.00%                   3.00%
More than 2 years, up to 3 years        4.00%                   2.00%
More than 3 years, up to 4 years        3.00%                   2.00%
More than 4 years, up to 5 years        2.00%                   1.00%
More than 5 years                       None                    None

Differences in the Distribution (12b-1) Plans Each of the Acquired Funds has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act (each, a "12b-1 Plan") for the Class A and Class B shares of the Fund, and each of the Acquiring Funds has adopted a 12b-1 Plan for the Class A and Class B shares of the Fund. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to its distributor, Princor, for distribution-related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

         As shown in the table below, the Acquired and Acquiring Funds have the same maximum annualized Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of their Class A and Class B shares:

                      Maximum Annualized Rule 12b-1 Fee
              Share Class     Acquired Funds      Acquiring Funds
              Class A             0.25%               0.25%
              Class B             1.00%               1.00%

         The primary difference between the 12b-1 Plans of the Acquired and Acquiring Funds is that the Acquired Funds' 12b-1 Plans are "reimbursement" plans and the Acquiring Funds' 12b-1 Plans are "compensation" plans. Under the Acquiring Fund's 12b-1 Plan, the amounts payable by the Acquiring Funds need not be directly related to expenses. Thus, if Princor's actual expenses are less than the fees it receives, Princor will keep the full amount of the fees. Under the Acquired Fund's 12b-1 Plans, a Fund pays 12b-1 fees only to the extent Princor incurs expenses covered by the Fund's 12b-1 Plan. The effect of this difference is that the Acquiring Funds would pay a higher Rule 12b-1 fee than the Acquired Funds if the dollar amount of authorized expenses under an Acquired Fund's 12b-1 Plan in any given year is less than 0.25% of the average daily net assets attributable to the Fund's Class A shares or less than 1.00% of the average daily net assets attributable to the Fund's Class B shares.

         The Acquiring Funds have adopted for their Class A and Class B shares 12b-1 Plans that are the same in all material respects as those of the corresponding WM Acquired Funds, which are proposed to be combined with the Acquiring Funds pursuant to the WM Fund Reorganization. The table below shows the amount of 12b-1 fees (expressed as a percentage of average daily net assets) paid by the Acquired Funds and WM Acquired Funds for the last fiscal year. This comparison is designed to assist shareholders in understanding the impact of the difference between the 12b-1 Plans of the Acquired and Acquiring Funds.

                                   PIF Equity                 WM Equity
    Fiscal Year                    Income Fund               Income Fund
   Ending 10/31               Class A       Class B      Class A      Class B
--------------------------------------------------------------------------------
       2005                    0.24%         0.92%        0.25%        1.00%

                                 PIF Tax-Exempt             WM Tax-Exempt
    Fiscal Year                     Bond Fund                 Bond Fund
   Ending 10/31               Class A       Class B      Class A      Class B
--------------------------------------------------------------------------------
       2005                    0.21%         0.40%        0.25%        1.00%

         The remainder of this section summarizes the terms and features of the 12b1 Plans of the Acquired and the Acquiring Funds.

12b-1 Plans of the Acquired Funds. For each of the Acquired Funds, the 12b-1 plan for Class A shares provides that the Fund makes payments to Princor to compensate Princor and other selling dealers for providing shareholder services to existing Fund shareholders and rendering assistance in the distribution and promotion of the Class A shares to the public. Each Fund pays Princor a fee after the end of each month at an annual rate no greater than 0.25% of the Fund's average net assets attributable to Class A shares. Princor retains such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares to the public but may remit on a continuous basis up to 0.25% to registered representatives and other selected dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

         For each of the Acquired Funds, the 12b-1 Plans for Class B shares provide for payments by the Fund to Princor at the annual rate of up to 1.00% of the Fund's average net assets attributable to Class B shares. Princor also receives the proceeds of any CDSC imposed on redemptions of Class B shares.

         For each of the Acquired Funds, the 12b-1 Plans for Class A and Class B shares issued authorize Princor to enter into service agreements with other selling dealers and with banks and other financial institutions to provide shareholder services to existing Class A and Class B shareholders, including services such as furnishing information as to the status of shareholder accounts, responding to shareholder written and telephone inquiries and assisting shareholders with tax information. Princor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class A and Class B shares.

         Under the 12b-1 Plans for the shares of the Acquired Funds, a Fund pays 12b-1 fees only to the extent Princor incurs expenses covered by the Fund's 12b-1 Plan.

12b-1 Plans of the Acquiring Funds. Under the 12b-1 Plans for the Class A and Class B shares of the Acquiring Funds, Princor receives a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, Princor is paid distribution fees as compensation in connection with the offering and sale of Class B shares at an annual rate of 0.75% of the average daily net assets of such shares. The amounts payable by the Acquiring Funds under the 12b-1 Plans need not be directly related to expenses. If Princor's actual expenses are less than the fees it receives, Princor will keep the full amount of the fees.

         Service Fees. Princor may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record. To receive service fees from Princor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Class A shares must be held for three months before these fees are paid. In the case of Class B shares, these fees are not paid until such shares have been held for twelve months.

         Distribution Fees. The proceeds from the distribution fees paid by Class B of the Acquiring Funds, together with any applicable sales charge, are paid to Princor. Princor generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

         Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Acquiring Funds. These financial intermediaries receive compensation from Princor and its affiliates for selling shares of the Funds and/or providing services to the Funds' shareholders. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, pension plan consultants, and insurance companies. Investment representatives who deal with investors on an individual basis are typically associated with a financial intermediary. Princor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 fee that the Funds pay to Princor. Individual investment representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

         Commissions, Finder's Fees, and Ongoing Payments. In the case of Class A shares, all or a portion of the initial sales charge for such shares may be paid by Princor to financial intermediaries selling Class A shares. Princor may pay these financial intermediaries a fee of up to 1.00% on purchases of $1 million or more. Princor may pay financial intermediaries a finder's fee of up to 1.00% on initial investments of $500,000 or more by qualified retirement or benefit plans in omnibus accounts, which are not subject to initial sales charges. Additionally, Princor generally makes ongoing payments to financial intermediaries for services provided to Class A shareholders at an annual rate of 0.25% of average net assets attributable to a shareholder's investment in Class A shares.

         In the case of Class B shares, Princor will pay, at the time of purchase of such shares, a commission to the purchaser's financial intermediary in an amount equal to 4.00% of the investment. Additionally, Princor generally makes ongoing payments to financial intermediaries for services provided to Class B shareholders at an annual rate of 0.25% of average net assets attributable to a shareholder's investment in Class B shares.

         Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to a shareholder's investment representative), Princor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed
(a) 0.25% of the current year's sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

         Additionally, Princor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated investment representatives in connection with educational seminars and training and marketing efforts related to the PIF Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. Princor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses.

Differences in Class B Conversion Periods. Class B shares of the PIF Funds, including the Acquired and Acquiring Funds, convert to Class A shares after a specified number of years. This is beneficial to Class B shareholders because Class B shares generally have higher 12b-1 fees and "other expenses" than Class A shares. The Acquired Funds' Class B shares convert to Class A shares seven years after purchase. As described below, the Class B shares to be issued in connection with the Reorganizations and after the Reorganizations have different conversion periods than the Class B shares of the Acquired Funds.

Acquiring Fund Shares Issued in Connection with the Reorganizations. Princor has agreed to a reduced conversion period for Class B shares issued in connection with the Reorganizations. Class B shares of the Acquiring Funds issued in connection with the Reorganizations will convert to Class A shares six years after purchase. As a result, if you acquire Class B shares of an Acquiring Fund in the Reorganization, those shares will be subject to that Class' higher 12b-1 fee and "other expenses" for a period that is one year shorter than the period applicable to the Class B shares of the corresponding Acquired Fund. Moreover, the length of time you held Class B shares of an Acquired Fund prior to the Reorganization will count toward your conversion period for the corresponding Acquiring Fund's Class B shares issued in the Reorganization.

Acquiring Fund Shares Issued After the Reorganizations. The Class B shares of the Acquiring Fund issued after the Reorganizations will convert to Class A shares eight years after purchase. If you acquire Class B shares after the Reorganizations, those shares will be subject to Class B's higher 12b-1 fee and "other expenses" for a period that is one year longer than the period applicable to the Class B shares of the Acquired Fund.

                               Shareholder Rights

         There are no material differences between the rights of the holders of the Class A shares of the Acquired Fund and the Acquiring Fund or between the rights of the holders of the Class B shares of the Acquired Fund and the Acquiring Fund.

                           Dividends and Distributions

         The Equity Income Fund and the Equity Income Fund I declare and distribute dividends from net investment income (which is essentially interest and dividends, if any, earned from securities, minus expenses) on a quarterly basis. The Tax-Exempt Bond Fund declares and distributes dividends from net investment income on a monthly basis. The Tax-Exempt Bond Fund I declares dividends daily and pays them monthly. Payments are made to shareholders of record on the business day prior to the payment date. The payment date for the Equity Income Fund and the Equity Income Fund I is the last business day of March, June, September and December. The payment date for the Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund I is the last business day of each month.

         The Acquired and Acquiring Funds distribute net realized capital gains, if any, at least annually. Generally, the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payment date.

         Generally, unless a shareholder chooses another option, dividends and capital gains distributions are reinvested, without any sales charge, in additional shares of the Acquired or Acquiring Fund from which the distribution is made.

         Immediately prior to the Effective Time of the Reorganizations, each Acquired Fund will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Funds' shareholders.

                 Purchases, Redemptions and Exchanges of Shares

         The purchase, redemption and exchange procedures with respect to shares of the Acquired and Acquiring Funds are the same.

        Purchases. Shares of the Funds are offered for sale through Princor, a broker-dealer that is also the principal underwriter for PIF, or other dealers which Princor selects.

         Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

     For both Funds, the share price is calculated by:
     o    taking the current market value of the total assets of the Fund
     o    subtracting liabilities of the Fund
     o    dividing the remainder proportionately into the classes of the Fund
     o    subtracting the liability of each class
     o    dividing  the  remainder  by the total  number of shares owned in that class.

         If current market values are not readily available for a security owned by a Fund, its fair value is determined in good faith under procedures established by and under the supervision of the Fund's Board of Directors.

         Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. A Fund calculates its net asset value per class per share, and therefore effects sales, redemptions and repurchases of its shares as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

         Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. Each of the Funds has a policy to value such securities at prices at which it is expected those shares may be sold, and PMC or any sub-advisor is authorized to make such determinations subject to the oversight of the Fund's Board as may from time to time be necessary.

         Redemptions. Shares of each Fund may be redeemed at a price equal to the net asset value of the shares next computed following the receipt of a request for redemption in proper form. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed.

         Payment for shares tendered for redemption is ordinarily made in cash. The Board of Directors may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. Each of the Funds may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described above.

         The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of net asset value is not reasonably practicable.

         Exchanges. Class A and Class B shares of each Fund may be exchanged, without payment of a sales charge or a CDSC, for shares of the same class of other PIF Funds. An excessive trading fee may apply, as described below.

         Excessive Trading Fee. Currently, the Acquired and Acquiring Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of Class A or Class B shares redeemed or exchanged within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Funds. The fee will not be applied to shares acquired in connection with a Reorganization.

                       Frequent Purchases and Redemptions

         The PIF Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

         Frequent purchases and redemptions pose a risk to the Funds because they may:
         o Disrupt the management of the Funds by (i) forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds; and (ii) causing unplanned portfolio turnover;
         o    Hurt the portfolio performance of the Funds; and
         o Increase expenses of the Funds due to (i) increased broker-dealer commissions; and (ii) increased recordkeeping and related costs.

         Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

         PIF has adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While PIF's policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that PIF will identify and prevent abusive trading in all instances. When PIF does identify abusive trading, PIF will apply its policies and procedures in a fair and uniform manner. If PIF is not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

         Currently, the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of Class A or Class B shares redeemed or exchanged within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Funds.

         In addition, if PMC, or a Fund, deem frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:

          o Increasing the excessive trading fee to 2%, or such higher amount as may be permitted by law;
          o Increasing the excessive trading fee period from 30 days to as much as 90 days;
          o Applying the excessive trading fee to redemptions or exchanges of less than $30,000;
          o Limiting the number of permissible exchanges available to shareholders identified as "excessive traders";
          o Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax or telephone will not be accepted); and
          o    Taking such other action as directed by the Fund.

         The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, PIF will reverse the exchange and return the account holdings to the positions held prior to the exchange. PIF will give the shareholder that requested the exchange notice in writing in this instance.

                               VOTING INFORMATION


         Voting procedures. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Investors Fund, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.


         Voting rights. Only shareholders of record at the close of business on October 6, 2006 (the "Record Date") are entitled to vote. The shareholders of each class of shares of an Acquired Fund will vote together on the proposed Reorganization relating to that Fund and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of an Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. Each Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean with respect to an Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

         The number of votes eligible to be cast at the meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.

         Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of an Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

         In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the affected Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

         Solicitation procedures. PIF intends to solicit proxies by mail. Officers or employees of PIF, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses. PIF has retained the services of a professional proxy soliciting firm, Computershare Fund Services, to assist in soliciting proxies and estimate that the cost of such services will be approximately $23,200.

         Expenses of the Meetings. The expenses of the Meeting for each Acquired Fund will be treated as an expense related to the Reorganizations and will be paid by PMC.

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

         The following table shows as of the Record Date the number of Class A and Class B shares of each Acquired Fund outstanding and entitled to vote.

                                                              Number of
                                        Share                  Shares
         Acquired Fund                  Class                Outstanding
------------------------------------------------------------------------
         Equity Income Fund           Class A                7,865,604.910
                                      Class B                1,048,517.491

         Tax-Exempt Bond Fund         Class A               11,614,274.848
                                      Class B                  574,817.258

     As of the Record Date, the Directors and officers of PIF together owned less than 1% of the outstanding shares of any class of any Acquired Fund.

         As of the Record Date, the following persons owned of record, or were known by PIF to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Funds:

                                  Name/Address        Share       Percentage of
      Acquired Fund              of Shareholder       Class         Ownership
-----------------------------------------------------------------------------
Tax-Exempt Bond Fund         Leone Penrod           Class B           5.5%
                             2045 Kenneth Drive
                             Bay City, MI  48706

                              FINANCIAL STATEMENTS

         The financial highlights of the Acquired Funds contained in the PIF Prospectus are incorporated by reference into this Proxy Statement/Prospectus, and the financial statements of the Acquired Funds incorporated by reference into the Statement of Additional Information, have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm.

         The unaudited financial highlights of the Acquired Funds as of April 30, 2006 are incorporated by reference to the Semi-Annual Report to Shareholders of the PIF Funds for the six-month period ended April 30, 2006.

                                  LEGAL MATTERS

         Certain matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Michael D. Roughton, Esq., Counsel to PIF. Certain tax consequences of the Reorganizations will be passed upon by Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243.

                                  OTHER MATTERS

         The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus and in the separate proxy statement that deals with the Proposed Amendments. That proxy statement is being furnished to all PIF shareholders. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

         PIF is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PIF Fund must be received by PIF a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS


November 6, 2006
Des Moines, Iowa


   It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the proxy card and return it in the enclosed envelope.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                    Your Proxy Vote is important!

                    And now you can Vote your Proxy on the PHONE or the INTERNET.

                    It saves Money! Telephone and Internet voting saves postage costs. These savings can help minimize shareholder meeting expenses.

                    It  saves   Time!   Telephone   and   Internet   voting   is
                    instantaneous - 24 hours a day.

                    It's Easy! Just follow these simple steps:

                    1. Read your proxy statement and have it at hand.

                    2.  Call   toll-free   1-866-241-6192   or  go  to  website:
                    https://vote.proxy-direct.com

                    3. Enter the 14-digit number located in the shaded box from your Proxy Card.

                    4. Follow the recorded or on-screen directions.

                    5. Do not mail your Proxy Card when you vote by phone or Internet.







                  Please detach at perforation before mailing.

PROXY                                                                 PROXY

                         PRINCIPAL INVESTORS FUND, INC.
                               EQUITY INCOME FUND
                SPECIAL MEETING OF SHAREHOLDERS DECEMBER 15, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder appoints Jill R. Brown, Ernest H. Gillum and Michael
J. Beer, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held December 15, 2006 at 2:00 p.m., Central Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the ballot, date the ballot and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, both dated November 6, 2006. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                      999 99999 999 999

                    Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators, attorneys, guardians and trustees should so indicate when signing.


                    Signature and Title, if applicable


                    Signature (if held jointly)

                    ______________________________________________, 2006
                    Date



       PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT






                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.






The Board of Directors unanimously recommends that shareholders vote FOR all Proposals. Sign the proxy ballot and return it as soon as possible in the enclosed envelope.

PLEASE MARK VOTES AS IN THIS EXAMPLE:       [X]





1.   Approval of a Plan of  Reorganization  providing for the  reorganization of                        NOT APPLICABLE
     the Equity Income Fund into the Equity Income Fund I.


2.   Approval of a Plan of  Reorganization  providing for the  reorganization of        FOR            AGAINST           ABSTAIN
     the Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I.                          [ ]              [ ]               [ ]




       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT





                    Your Proxy Vote is important!

                    And now you can Vote your Proxy on the PHONE or the INTERNET.

                    It saves Money! Telephone and Internet voting saves postage costs. These savings can help minimize shareholder meeting expenses.

                    It  saves   Time!   Telephone   and   Internet   voting   is
                    instantaneous - 24 hours a day.

                    It's Easy! Just follow these simple steps:

                    1. Read your proxy statement and have it at hand.

                    2.  Call   toll-free   1-866-241-6192   or  go  to  website:
                    https://vote.proxy-direct.com

                    3. Enter the 14-digit number located in the shaded box from your Proxy Card.

                    4. Follow the recorded or on-screen directions.

                    5. Do not mail your Proxy Card when you vote by phone or Internet.





                  Please detach at perforation before mailing.



PROXY                                                                   PROXY

                         PRINCIPAL INVESTORS FUND, INC.
                              TAX-EXEMPT BOND FUND
                SPECIAL MEETING OF SHAREHOLDERS DECEMBER 15, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder appoints Jill R. Brown, Ernest H. Gillum and Michael
J. Beer, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held December 15, 2006 at 2:00 p.m., Central Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the ballot, date the ballot and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, both dated November 6, 2006. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                      999 99999 999 999

                    Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators, attorneys, guardians and trustees should so indicate when signing.


                    Signature and Title, if applicable


                    Signature (if held jointly)

                    ______________________________________________, 2006
                    Date






            PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.






The Board of Directors unanimously recommends that shareholders vote FOR all Proposals. Sign the proxy ballot and return it as soon as possible in the enclosed envelope.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

1.   Approval of a Plan of  Reorganization  providing for the  reorganization of      FOR            AGAINST           ABSTAIN
     the Equity Income Fund into the Equity Income Fund I.                            [ ]              [ ]               [ ]


2.   Approval of a Plan of  Reorganization  providing for the  reorganization of                 NOT APPLICABLE
     the Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I.



                                    PTE_16947
       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.